UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2021

UMH Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-12690	22-1890929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Juniper Business Plaza, Suite 3-C
3499 Route 9 North	07728
Freehold, New Jersey	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (732) 577-9997

Not Applicable

(Former name or former address, if

changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock $.10 par value	UMH	New York Stock Exchange
6.75% Series C Cumulative Redeemable Preferred Stock, $.10 par value	UMH PRC	New York Stock Exchange
6.375% Series D Cumulative Redeemable Preferred Stock, $.10 par value	UMH PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2021, the Board of Directors of UMH Properties, Inc. (the “Company”) approved an increase in the size of the Company’s Board of Directors from 11 to 12 directors and appointed Ms. Angela D. Pruitt as a Class II Director for the term of Class II expiring in 2023. Ms. Pruitt has not yet been appointed to any committees of the Board of Directors.

Ms. Pruitt is an innovative, creative global communications expert with over 20 years of experience, including 16 years at the Wall Street Journal/Dow Jones covering diverse topics and industries such as financial markets, mutual funds, emerging markets, commercial real estate, entertainment, hotels and casinos. Ms. Pruitt leverages journalistic skills to create an impactful brand strategy with in-depth expertise in crisis communications and media relations strategies. Ms. Pruitt possesses a Master’s degree in Public Affairs from Columbia University and a B.A. in Sociology and Mass Communications from the University of California at Berkeley. Currently, Ms. Pruitt is a Crisis Communications Specialist at Sitrick and Company.

In connection with her appointment, Ms. Pruitt will receive the standard compensation payable to directors of the Company, consisting of an annual fee of $45,000 and additional fees for attendance at Board of Directors meetings, as described in the Company’s Proxy Statement dated April 16, 2021, filed with the Securities and Exchange Commission.

There were no material arrangements or understandings, or any material plan or contract, between Ms. Pruitt and any other persons regarding Ms. Pruitt’s appointment. There are no family relationships between Ms. Pruitt and any of the Company’s other directors or executive officers, and the Company has not entered into any transactions with Ms. Pruitt that are reportable pursuant to Item 404(a) of Regulation S-K.

A copy of the press release announcing the appointment of Ms. Pruitt as a Class II Director of the Company is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated September 23, 2021, announcing the appointment of Ms. Pruitt.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2021	UMH PROPERTIES, INC.

	By:	/s/ Anna T. Chew
	Name:	Anna T. Chew
	Title:	Vice President, Chief Financial Officer and Treasurer

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